Dividends	12 Months Ended
Dec. 31, 2020
Dividends
DIVIDENDS

13.    Dividends

Accounting policy

Dividends are recognised as a liability on the date on which such dividends are declared.

Dividends withholding tax is a tax on shareholders receiving dividends and is applicable to all dividends paid which are subject to dividend withholding tax based on the relevant tax requirements. The Group withholds dividend tax on behalf of its shareholders at a rate of 20% on dividends paid. Amounts withheld are not recognised as part of the Group’s tax charge but rather as part of the dividend paid, recognised in equity.

Cash flows from dividends paid are classified under operating activities in the statement of cash flows.

Figures in million - SA rand	2020	2019	2018
Dividend declared and paid (interim)	1,338.1	-	-
Dividend declared after 31 December 2020 (final)	9,485.5	-	-
Total dividends declared	10,823.6	-	-
Dividend per share (interim) - cents	50	-	-
Dividend per share (final) - cents	321	-	-

Dividend policy

Sibanye-Stillwater’s dividend policy is to return at least 25% to 35% of normalised earnings to shareholders and after due consideration of future requirements the dividend may be increased beyond these levels. The Board, therefore, considers normalised earnings in determining what value will be distributed to shareholders. The Board believes normalised earnings provides useful information to investors regarding the extent to which results of operations may affect shareholder returns. Normalised earnings is defined as earnings attributable to the owners of Sibanye-Stillwater excluding gains and losses on financial instruments and foreign exchange differences, impairments, gain/loss on disposal of property, plant and equipment, occupational healthcare expense, restructuring costs, transactions costs, share-based payment on BEE transaction, gain on acquisition, net other business development costs, share of results of equity-accounted investees, after tax, and changes in estimated deferred tax rate.

In line with Sibanye-Stillwater’s strategic priority of deleveraging and the commitment to shareholder returns, the Board of Directors resolved to pay a final dividend of 321 SA cents per share. Together with the interim dividend of 50 SA cents per share, which was declared and paid, this brings the total dividend for the year ended 31 December 2020 to 371 cents per share and this amounts to a payout of 35% of normalised earnings.

Reconciliation of profit/(loss) attributable to the owners of Sibanye-Stillwater to normalised earnings:

Figures in million - SA rand	2020	2019	2018
Profit/(loss) attributable to the owners of Sibanye-Stillwater	29,311.9	62.1	(2,499.6)
Adjusted for:
Loss/(gain) on financial instruments	2,450.3	6,015.1	(1,704.1)
Loss/(gain) on foreign exchange differences	255.0	(325.5)	(1,169.1)
Gain on disposal of property, plant and equipment	(98.8)	(76.6)	(60.2)
(Reversal of impairments)/impairments	(121.4)	86.0	3,041.4
Gain on acquisition	-	(1,103.0)	-
Restructuring costs	436.2	1,252.4	142.8
Transaction costs	138.6	447.8	402.5
Gain on derecognition of borrowings and derivative financial instrument	-	-	(230.0)
Occupational healthcare expense	52.3	(39.6)	15.4
Loss on BTT early settlement	186.2	-	-
Income on settlement of legal dispute	(580.0)	-	-
Loss due to dilution of interest in joint operation	30.2	-	-
Loss on settlement of US$ Convertible Bond	1,506.7	-	-
Other	-	-	18.7
Change in estimated deferred tax rate	54.0	(1,551.0)	1,295.2
Share of results of equity-accounted investees after tax	(1,699.8)	(721.0)	(344.2)
Tax effect of the items adjusted above	(1,277.3)	(1,643.8)	(345.7)
Non-controlling interest effect of the items listed above	(36.9)	(42.7)	-
Normalised earnings[1]	30,607.2	2,360.2	(1,436.9)

[1] Non-IFRS measure such as normalised earnings is the responsibility of the Group’s Board of Directors and presented for illustration purposes only, and because of its nature, normalised earnings should not be considered as a representation of financial performance under IFRS